[PHOTOS OMITTED]
                                                Mark J. Gabelli and Caesar Bryan
                                                        Portfolio Managers

The
Gabelli
Global
Opportunity
Fund


                                                                  INITIAL REPORT
                                                                   JUNE 30, 1998

                                 [FLAGS OMITTED]

Gabelli Global Opportunity Fund

                                                                 [PHOTO OMITTED]


Initial Report - June 30, 1998

To Our Shareholders,

      Welcome to the initial report for the newest member of the Gabelli Family of mutual funds, The Gabelli Global Opportunity Fund. First and foremost, we want to thank you for your investment in this exciting new Fund. We are taking the Gabelli value investment philosophy around the globe in search of outstanding investment opportunities.

Our Investment Objective

      The Gabelli Global Opportunity Fund seeks to invest in common stock of companies which have rapid growth in revenues and earnings and equities trading at a significant discount to their intrinsic value. The Fund's primary objective is capital appreciation. Marc Gabelli and Caesar Bryan will be responsible for the day-to-day management of the Gabelli Global Opportunity Fund. Currently, Marc Gabelli is Portfolio Manager for the Gabelli Global Interactive Couch Potato(R) Fund. Caesar Bryan is Portfolio Manager of the Gabelli International Growth and Gold Funds.

Investment Performance

      Since inception on May 11, 1998 through June 30, 1998, the Gabelli Global Opportunity Fund (the "Fund") had a return of 2.3%. The Lipper Analytical Services Global Fund Average and Morgan Stanley World Free Index of global markets declined 1.4% and 0.1%, respectively, over the same period. Each index is an unmanaged indicator of investment performance.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------

                                           Quarter
                            --------------------------------------
                            1st      2nd          3rd          4th        Year
                            ---      ---          ---          ---        ----
1998:   Net Asset Value ..  --      $10.23        --           --          --
        Total Return .....  --        2.3%(b)     --           --          --

--------------------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on May 11, 1998. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 1998. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

    [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

                     HOLDINGS BY GEOGRAPHIC REGION - 6/30/98

                              Cash              61.6%
                              United States     24.5%
                              Europe            11.8%
                              Canada             1.6%
                              Japan              0.5%

COMMENTARY

European Convergence

      Europe took another important step towards integration at the beginning of May when European leaders reached an agreement as to which countries would join the single currency. There were no surprises and out of fifteen European Union member countries, those not joining the euro club at the outset include the United Kingdom, Sweden, Denmark and Greece. After considerable haggling, it was also decided that a former central banker and finance minister from Holland, Wim Duisenberg, will head the European Central Bank which will be headquartered in Frankfurt. Beginning on January 1, 1999, responsibility for European monetary policy will transfer from national central banks, such as the Bundesbank and the Bank of France, to the European Central Bank. For investors, Mr. Duisenberg is about to become a very important person.

      Economic activity in continental Europe has accelerated and hopefully France's victory in the World Cup will put French consumers in a better mood. However, with unemployment levels remaining very high and little evidence of inflation, it is unlikely that interest rates will be raised during the remainder of the year. In this event, the euro will begin life with an interest rate structure similar to that which currently exists in France and Germany, where short term interest rates are about 3.5%. Therefore, rates in other European countries, such as Spain and Italy, have further to fall. Italy, a country with a very high savings rate, has never before experienced interest rates at current low levels. This has caused savers to shift assets from traditional fixed bank deposits to equities. Indeed, one analyst quipped that the only things that people are buying in Italy are mutual funds and cellular telephones.

      Many industries remain relatively fragmented in Europe and we expect a continuing high level of corporate activity. The largest deal by far announced during the quarter was Daimler Benz's proposed merger with Chrysler. This sparked interest in other European auto manufacturers.

Searching for a Cure in Asia

      Japan continues to misfire on all cylinders and remains in recession. Indeed, the only bright spot in the economy up to now, due to the yen's weakness, has been exports. And even exports are now declining on a year-to-year basis.

      Early in July, Japanese voters handed the ruling party a defeat in Upper House elections and the Prime Minister has resigned. A new Prime Minister is expected to be more aggressive in cleaning up the bad debt mess and encouraging consumption through fiscal reform.

      Japan's weakness is another blow to Southeast Asia, which is attempting to recover from collapsing currencies and crippling levels of foreign debt. It is important for the global economy that the "Asian Flu" is contained and does not spread. Potential trouble spots, which we have to monitor closely, include Russia, China and Brazil. The U.S. and European economies continue to perform well and have actually been helped by lower commodity prices, which tend to reduce inflation. However, with valuations at current levels, there is little margin for error with regard to earnings disappointments.

      We certainly do not profess to be able to forecast the full effect of the "Asian Flu" on the major world equity markets. However, we will continue to invest in leading global and multi-national companies, paying close attention to valuation levels.

Dialing Up a Big Deal - "Ma Bell" is Now Riding Motorcycles

      Deregulation and technology have been driving change in the global telecommunications industry. The need for speed is swiftly changing the "dial tone" into the "web tone" as the telephone, computer and television converge into one all purpose interactive information and entertainment instrument. Convergence has just taken a leap forward with the prospective merger of AT&T and cable television leader Tele-Communications Inc.

      Does the proposed AT&T/TCI combination make sense? We think so. The transaction gives AT&T the digital platform to compete in the local telephone business. It also allows them to bundle long distance, local telephony, Internet access and entertainment programming services on one line, passing approximately one-third of all U.S. homes.

      How will this change the global telecommunications/media landscape? It opens the door for other long distance companies to break into local telephone monopolies and perhaps for local telephone operators to further their inroads to the long distance business. It dramatically increases the value of the cable television industry's millions of coaxial connections into homes worldwide. It will push the pace in which telephone infrastructure is upgraded to match cable's digital and high speed capacity. It puts increasing pressure on every global telecommunications company to create business combinations that will allow them to compete with the full range of services that AT&T/TCI would be capable of delivering. Finally, as additional business combinations are formed, "content and creativity" providers could continue to be viewed as appetizing targets.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of June 30, 1998.

British Petroleum Co. plc (BP - $88.25 - NYSE), with an equity market capitalization exceeding $80 billion, is one of the world's largest integrated oil companies. Production, which reached 1.25 million barrels and 1.7 billion cubic feet per day in 1997, is slated to rise five percent per year to reach 1.8 million barrels of oil equivalent (BOE) per day by the year 2000 as new projects come on stream. The company, like other major oil producers and refiners, has embarked on a program to deliver $1.5 billion of underlying performance improvements - cost savings and volume increases - by the year 2000. Sizable cost savings are expected to result from the joint venture in European refining and marketing formed with Mobil. BP is a substantial cash flow generator, even in the current difficult environment of lower oil prices.

Freeport-McMoRan Copper & Gold Inc. (FCX - $15.1875 - NYSE) controls one of the world's richest mines. The mine, called Grasberg, is located in Irian Jaya, Indonesia and is one of the world's largest and lowest cost copper and gold producers. At a gold price of $300 per ounce, the cash cost of producing copper in 1998 is expected to be below 20 cents per pound. This is at the bottom of the copper industry's cost curve. This year, the company's share of Grasberg's production is expected to be 1.4 billion pounds of copper and 2.2 million ounces of gold and the mine has extensive reserves which will permit further expansion.

Novartis AG (NOVZN.S - $1,664.02 - Zurich Stock Exchange) is one of the world's largest pharmaceutical companies and was created by the merger of two of Europe's dominant pharmaceutical companies, Ciba Geigy and Sandoz, both of which were headquartered in Basel, Switzerland. Apart from pharmaceuticals, the merged company has a strong position in agribusiness and nutrition. Ciba Specialty Chemicals, with sales of nearly $5 billion, was recently spun-off to shareholders as the new company concentrates on its core divisions. Novartis has a number of new drugs in development that have excellent sales potential and we believe management will continue to reduce costs.

Schlumberger Ltd. (SLB - $68.3125 - NYSE) is the leading provider of engineering services to the oil and gas industries. Fully 75% of sales (approximately $10 billion total) comes from non-U.S. customers. The company is the industry leader in terms of research and development, spending about $300 million annually.

TCI Ventures Group (TCIVA - $20.0625 - Nasdaq) is a portfolio of telecommunications investments essentially controlled by Dr. John Malone of Tele-Communications Inc. (TCOMA - $38.4375 - Nasdaq). The company holds an 85% equity interest in Tele-Communications International (TINTA - $20.0938 - Nasdaq) and has interests in telephony and programming businesses together with a 39% equity interest in United Video Satellite Group (UVSGA - $39.625 - Nasdaq) and a 39% equity interest in @Home (ATHM - $47.3125 - Nasdaq). The company is slated to be part of the transaction proposed by AT&T (T - $57.125 - NYSE) to acquire all of the TCI group, whereupon TCIVA's shares will be converted into Liberty Media Group.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Opportunity Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

In Conclusion

      As the Fund's current asset allocation indicates, we are favorably disposed to the U.S. and European equity markets and quite wary of the Far East including Japan. We expect continued volatility in global stock markets, but believe this volatility will present the kind of long term investment opportunities we seek.

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). Please call us during the business day for further information. We thank you for your commitment and as always, pledge our best efforts on your behalf.

                                Sincerely,


           /s/ Marc J. Gabelli                    /s/ Caesar Bryan

           Marc J. Gabelli                        Caesar Bryan
           Portfolio Manager                      Portfolio Manager

August 1, 1998

--------------------------------------------------------------------------------

                                Top Ten Holdings
                                  June 30, 1998

 Novartis AG                              General Motors Corp.
 Fortune Brands Inc.                      British Petroleum Co. plc
 Centennial Cellular Corp.                Schlumberger Ltd.
 Compagnie Financiere Richemont AG        Freeport-McMoRan Copper & Gold Inc.
 Viatel Inc.                              Tele-Communications International Inc.

--------------------------------------------------------------------------------

Note: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Opportunity Fund
Portfolio of Investments -- June 30, 1998 (Unaudited)
================================================================================

                                                                     Market
      Shares                                          Cost            Value
      ------                                          ----            -----


                COMMON STOCKS -- 46.0%
                Advertising -- 1.0%
         775    Young & Rubicam Inc.+ ............  $   24,451     $   24,800
                                                    ----------     ----------
                Automotive -- 1.3%
         475    General Motors Corp. .............      34,163         31,736
                                                    ----------     ----------
                Broadcasting -- 0.9%
       1,200    Granada Group plc ................      22,553         22,104
                                                    ----------     ----------
                Cable -- 3.2%
         500    NTL Inc.+ ........................      24,951         26,750
       1,200    TCI Ventures Group+ ..............      20,634         24,075
       1,500    Tele-Communications
                 International Inc., Cl. A+ ......      27,656         30,141
                                                    ----------     ----------
                                                        73,241         80,966
                                                    ----------     ----------
                Conglomerates -- 0.9%
         300    Invik & Co. AB, B Free ...........      23,605         23,511
                                                    ----------     ----------
                Consumer Products -- 3.9%
         200    Christian Dior SA ................      27,169         25,174
          27    Compagnie Financiere
                 Richemont AG ....................      37,186         35,334
         950    Fortune Brands Inc. ..............      36,301         36,515
                                                    ----------     ----------
                                                       100,656         97,023
                                                    ----------     ----------
                Diversified Industrial -- 1.7%
         625    Indus Holding AG .................      23,877         24,896
         100    Oerlikon-Buehrle Holding AG ......      19,945         18,262
                                                    ----------     ----------
                                                        43,822         43,158
                                                    ----------     ----------
                Energy -- 2.5%
         350    British Petroleum Co. plc, ADR ...      30,796         30,887
         450    Schlumberger Ltd. ................      30,510         30,741
                                                    ----------     ----------
                                                        61,306         61,628
                                                    ----------     ----------
                Entertainment -- 1.9%
         600    Tele-Communications Inc./
                 Liberty Media Group, Cl. A+ .....      19,712         23,288
       1,000    USA Networks Inc.+ ...............      25,540         25,125
                                                    ----------     ----------
                                                        45,252         48,413
                                                    ----------     ----------
                Financial Services -- 4.5%
         350    Mellon Bank Corp. ................      24,846         24,369
         900    Pioneer Group Inc. ...............      24,961         23,681
       1,000    Schroders plc ....................      29,287         25,795
       1,075    Skandinaviska Enskilda
                 Banken, Cl. A ...................      19,149         18,400
         700    Trimark Financial Corp. ..........      22,389         21,659
                                                    ----------     ----------
                                                       120,632        113,904
                                                    ----------     ----------
                Food and Beverage -- 1.0%
       1,100    Whitman Corp. ....................      24,599         25,231
                                                    ----------     ----------
                Global Entertainment -- 2.0%
         350    Havas SA .........................      32,697         29,697
         400    PolyGram NV, ADR .................      22,670         20,350
                                                    ----------     ----------
                                                        55,367         50,047
                                                    ----------     ----------
                Health Care -- 1.5%
          23    Novartis AG ......................      37,518         38,272
                                                    ----------     ----------
                Hotels and Gaming -- 0.8%
       1,000    Mirage Resorts Inc.+ .............      21,825         21,313
                                                    ----------     ----------
                Metals and Mining -- 2.2%
       2,000    Freeport-McMoRan Copper &
                 Gold Inc., Cl. B ................      32,431         30,375
         900    Stillwater Mining Co. + ..........      23,023         24,413
                                                    ----------     ----------
                                                        55,454         54,788
                                                    ----------     ----------
                Publishing -- 2.6%
       3,200    Independent Newspapers plc .......      19,285         17,219
         300    McGraw-Hill Companies Inc. .......      22,815         24,469
         375    Times Mirror Co., Cl. A ..........      24,089         23,578
                                                    ----------     ----------
                                                        66,189         65,266
                                                    ----------     ----------

                Telecommunications -- 4.9%
         600    BCE Inc. .........................      26,605         25,613
         700    Cable & Wireless plc, ADR ........      24,382         25,813
       2,400    Citizens Utilities Co., Cl. B+ ...      23,882         23,100
           2    DDI Corp. ........................       6,850          6,960
           1    Japan Telecom Co. Ltd. ...........       7,925          7,854
       2,000    Viatel Inc.+ .....................      16,550         33,999
                                                    ----------     ----------
                                                       106,194        123,339
                                                    ----------     ----------
                Utitlities -- 1.0%
         800    Florida Public Utilities Co. .....      24,515         24,200
                                                    ----------     ----------
                Wireless Communications-- 8.2%
         400    AirTouch Communications Inc.+ ....      22,970         23,375
         500    Cellular Communications
                 International Inc.+ .............      25,333         24,937
         950    Centennial Cellular Corp., Cl. A+       32,958         35,446
       1,000    CoreComm Inc.+ ...................      21,895         26,249
       1,000    Omnipoint Corp.+ .................      22,665         22,938
         600    Telephone and Data
                 Systems Inc. ....................      24,030         23,625
         800    United States Cellular Corp.+ ....      23,590         24,600
       1,300    Vanguard Cellular
                 Systems Inc., Cl. A+ ............      24,833         24,538
                                                    ----------     ----------
                                                       198,274        205,708
                                                    ----------     ----------
                TOTAL COMMON STOCKS ..............   1,139,616      1,155,407
                                                    ----------     ----------

                See accompanying notes to financial statements.

The Gabelli Global Opportunity Fund
Portfolio of Investments (Continued) -- June 30, 1998 (Unaudited)
================================================================================

     Principal                                                       Market
      Amount                                          Cost            Value
      ------                                          ----            -----

                U.S. GOVERNMENT OBLIGATIONS -- 60.1%
  $1,307,000    U.S. Treasury Bills,
                 4.81% to 5.14%,
                 due 08/06/98 to 09/17/98++ ......  $1,296,875     $1,296,875
     400,000    U.S. Treasury Bonds, 5.63%
                 to 6.125%, due 11/15/27++ .......     213,979        214,375
                                                    ----------     ----------
                TOTAL U.S. GOVERNMENT
                 OBLIGATIONS .....................   1,510,854      1,511,250
                                                    ----------     ----------

                FOREIGN GOVERNMENT OBLIGATIONS -- 13.5%
     370,000(a) U.K. Treasury Bonds, 5.71%
                 to 5.93%, due 12/07/07 ..........     334,304        339,926
                                                    ----------     ----------
                TOTAL INVESTMENTS
                 -- 119.6% .......................  $2,984,774      3,006,583
                                                    ==========
                Other Assets and
                 Liabilities (Net)-- (19.6)%                         (492,612)
                                                                   ----------
                NET ASSETS -- 100.0%
                 (245,792 shares outstanding)                      $2,513,971
                                                                   ==========
                NET ASSET VALUE,
                 Offering and Redemption
                 Price Per Share .................                     $10.23
                                                                       ======

FORWARD FOREIGN EXCHANGE CONTRACTS
                                               Expiration     Net Unrealized
                                                  Date         Appreciation
                                                  ----         ------------
     4,758 (a)    Sold British Pounds
                  in exchange for
                  USD 7,937                     07/07/98            $ 2
    37,913 (b)    Sold French Francs
                  in exchange for
                  USD 6,268                     07/31/98            $ 1
   188,250 (c)    Sold Swedish Kronas
                  in exchange for
                  USD 23,561                    07/06/98            $44
    20,303 (d)    Sold Swiss Francs
                  in exchange for
                  USD 13,366                    07/06/98            $19
 2,050,514 (e)    Sold Japenese Yen
                  in exchange for
                  USD 14,768                    07/06/98            $14

For Federal tax purposes:
  Aggregate cost .................................               $2,984,774
                                                                 ==========
  Gross unrealized appreciation ..................               $   51,176
  Gross unrealized depreciation ..................                  (29,367)
                                                                 ----------
  Net unrealized appreciation ....................               $   21,809
                                                                 ==========
----------
(a)      Principal amount denoted in British Pounds.
(b)      Principal amount denoted in French Francs.
(c)      Principal amount denoted in Swedish Kronas.
(d)      Principal amount denoted in Swiss Francs.
(e)      Principal amount denoted in Japanese Yen.
+        Non-income producing security.
++       Represents annualized yield at date of purchase.
ADR--    American Depositary Receipt.
GDR --    Global Depositary Receipt.

                                               % of
                                              Market               Market
Geographic Diversification                     Value               Value
--------------------------                     -----               -----
  North America                                76.4%             $2,296,129
  Europe                                       23.1%                695,640
  Japan                                         0.5%                 14,814
                                              ------             ----------
                                              100.0%             $3,006,583
                                              ======             ==========

                See accompanying notes to financial statements.

                       The Gabelli Global Opportunity Fund

Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
================================================================================

Assets:
    Investments, at value (Cost $2,984,774) ...................   $3,006,583
    Cash ......................................................       20,988
    Dividends and interest receivable .........................        5,672
    Deferred organizational expenses ..........................       38,729
                                                                  ----------
      Total Assets ............................................    3,071,972
                                                                  ----------
Liabilities:
    Payable for investments purchased .........................      503,456
    Payable to adviser ........................................       40,000
    Payable for investment advisory fees ......................        2,682
    Payable for distribution fees .............................          670
    Payable to custodian ......................................       11,193
                                                                  ----------
      Total Liabilities .......................................      558,001
                                                                   ---------
      Net Assets applicable to 245,792
        shares outstanding ....................................   $2,513,971
                                                                  ==========

Net Assets consist of:
    Capital stock, at par value ...............................   $      246
    Additional paid-in capital ................................    2,470,719
    Undistributed net investment income .......................       10,082
    Accumulated net realized gain on investments
      and foreign currency transactions .......................       11,025
    Net unrealized appreciation on investments
      and foreign currency transactions .......................       21,899
                                                                  ----------
      Total Net Assets ........................................   $2,513,971
                                                                  ==========
      Net Asset Value, offering and redemption
        price per share ($2,513,971  245,792
        shares outstanding; 1,000,000,000
        shares authorized of $0.001 par value) ................      $ 10.23
                                                                     =======

Statement of Operations
For the Period Ended June 30, 1998 (Unaudited)+
================================================================================

Investment Income:
    Dividends .................................................     $  5,083
    Interest ..................................................       11,754
                                                                    --------
      Total Investment Income .................................       16,837
                                                                    --------
Expenses:
    Investment advisory fees ..................................        2,302
    Distribution fees .........................................          670
    Organizational expenses ...................................        1,271
    Legal and audit fees ......................................          855
    Shareholder report expenses ...............................          570
    Registration fees .........................................          439
    Custodian fees ............................................          267
    Shareholder services fees .................................          174
    Miscellaneous expenses ....................................          207
                                                                    --------
      Total Expenses ..........................................        6,755
                                                                    --------
      Net Investment Income ...................................       10,082
                                                                    --------
Net Realized and Unrealized Gain
    on Investments:
    Net realized gain on investments and
      foreign currency transactions ...........................       11,025
    Net change in unrealized appreciation
      on investments and foreign currency
      transactions ............................................       21,899
                                                                    --------
    Net realized and unrealized gain
      on investments and foreign currency
      transactions ............................................       32,924
                                                                    --------
Net increase in net assets resulting
      from operations .........................................     $ 43,006
                                                                    ========

---------
  + From commencement of operations on May 11, 1998.

Statement of Changes in Net Assets
================================================================================

                                                                 Period Ended
                                                                 June 30, 1998
                                                                 (Unaudited)+
                                                                 -------------
Operations:
  Net investment income .......................................   $   10,082
  Net realized gain on investments and foreign
    currency transactions .....................................       11,025
  Net change in unrealized appreciation on investments
    and foreign currency transactions .........................       21,899
                                                                  ----------
  Net increase in net assets resulting from operations ........       43,006
                                                                  ----------
Capital share transactions:
  Net increase in net assets from capital share transactions ..    2,470,965
                                                                  ----------
  Net increase in net assets ..................................    2,513,971

Net Assets:
  Beginning of period .........................................           --
                                                                  ----------
  End of period ...............................................   $2,513,971
                                                                  ==========
---------
  + From commencement of operations on May 11, 1998.

                See accompanying notes to financial statements.

The Gabelli Global Opportunity Fund
Notes to Financial Statements (Unaudited)
================================================================================

1. Description. The Gabelli Global Opportunity Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as ammended (the "1940 Act") and one of four separately managed portfolios of the corporation, whose primary objective is capital appreciation. The Fund commenced investment operations on May 11, 1998.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

The Gabelli Global Opportunity Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Provision for Income Taxes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. For the period ended June 30, 1998, the Adviser was entitled to fees of $2,692. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

The Gabelli Global Opportunity Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the period ended June 30, 1998 the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $670, or 0.25% of average net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Organizational Expenses. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. Portfolio Securities. Purchases and sales of securities for the period ended June 30, 1998, other than short term securities, aggregated $1,997,243 and $320,573, respectively.

7. Transactions with Affiliates. During the period ended June 30, 1998, the Fund paid brokerage commissions of $895 to Gabelli & Company, Inc. and its affiliates.

8. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                           Period Ended June 30, 1998
                           --------------------------
                            Shares            Amount
                            ------            ------
       Shares sold .....   297,666          $2,993,892
       Shares redeemed .   (51,874)           (522,927)
                           -------          ----------
         Net increase ..   245,792          $2,470,965
                           =======          ==========

Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                 Period Ended
                                                                 June 30, 1998
                                                                 (Unaudited)+
                                                                 ------------
 Operating performance:
      Net asset value, beginning of period ....................       $10.00
                                                                     -------
      Net investment income ...................................         0.04
      Net realized and unrealized gain on investments .........         0.19
                                                                     -------
      Total from investment operations ........................         0.23
                                                                     -------
      Net asset value, end of period ..........................      $ 10.23
                                                                     =======
      Total return++ ..........................................         2.3%
 Ratios to average net assets and supplemental data:
      Net assets, end of period (in 000's) ....................       $2,514
      Ratio of net investment income to average net assets ....        3.73%(a)
      Ratio of operating expenses to average net assets .......        2.50%(a)
      Portfolio turnover rate .................................          43%

---------
  +  From commencement of operations on May 11, 1998.
 ++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period. Total return for the period of less than one year is not annualized.
 (a) Annualized.

                        Gabelli Global Series Funds, Inc.
                       The Gabelli Global Opportunity Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                         Karl Otto Pohl
Chairman and Chief                            Former President
Investment Officer                            Deutsche Bundesbank
Gabelli Funds, Inc.

Felix J. Christiana                           Werner J. Roeder, MD
Former Senior Vice President                  Director of Surgery
Dollar Dry Dock Savings Bank                  Lawrence Hospital

Anthony J. Colavita                           Anthonie C. van Ekris
Attorney-at-Law                               Managing DIrector
Anthony J. Colavita, P.C.                     BALMAC International, Inc.

John D. Gabelli
Vice President
Gabelli & Company, Inc.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA                         Marc J. Gabelli
President and Chief                           Portfolio Manager
Investment Officer

Caesar Bryan                                  Bruce N. Alpert
Portfolio Manager                             Vice President and Treasurer

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP


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This report is submitted for the general information of the shareholders of The
Gabelli Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

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